                                POWER OF ATTORNEY

     We, the undersigned Trustees and officers of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Trust"), hereby severally constitute and appoint each of Gregory B. McShea, Anne S. Kochevar, Marie K. Karpinski, Marc R. Duffy and Bryan Chegwidden and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him or her to sign for us, and in our name and in the capacities indicated below, any one or more Registration Statements of the Trust on Form N-2 covering common shares of beneficial interest, all Pre-Effective Amendments to any such Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or his or her substitute lawfully could do or cause to be done by virtue hereof.


NAME                          CAPACITY                     DATE

                              Trustee                     August __, 2003
--------------------------
Nicholas Dalmaso

                              Trustee                      August __, 2003
--------------------------
Peter Erichsen

                              Trustee                     August __, 2003
--------------------------
Ronald Nyberg

                              Trustee                     August __, 2003
--------------------------
Ronald E. Toupin, Jr.

/s/ Randolph L. Kohn          Trustee and President       August 22, 2003
--------------------------
Randolph L. Kohn

                              Vice President              August __, 2003
--------------------------
Gregory B. McShea





--------------------------    Treasurer and Principal     August __, 2003
Marie K. Karpinski            Financial and
                              Accounting Officer

                              Assistant Treasurer         August __, 2003
--------------------------
Erin K. Morris

                              Secretary                   August __, 2003
--------------------------
Anne S. Kochevar